UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 18, 2009


                          SOUTHERN ENERGY COMPANY, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      000-20462                95-3746596
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)

                          100 W. Liberty St. 10th Floor
                                 Reno, NV, 89505
                    (Address of principal executive offices)
                             Telephone: 800-628-5764
              (Registrant's telephone number, including area code)

                                  Chatcom, Inc.
                     9420 Lurling Ave, Chatsworth, CA, 91311
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

LOTA BAY COAL CONCESSION

On March 10, 2008, the Company announced that it had entered into a definitive agreement with Ms. Maria Latapiat to acquire the Lota Bay coal concession located in Lota, Chile. Under the terms of the agreement, the Company will pay Ms. Latapiat, a total of $8,000,000, consisting of 5,000,000 shares of restricted common stock at a deemed price of $1.50 per share and a cash payment of $500,000, payable on or before March 31, 2009.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

MOORE & ASSOCIATES, CHTD

Engagement of New Independent Accountant. On February 18, 2009, the Registrant engaged Moore & Associates CHTD, of Las Vegas, NV, as its certifying accountants to review its interim financial statements for the fiscal years ending December 31, 2008, and December 31, 2007,and to audit its financial statements for the fiscal years ended December 31, 2008 and December 31, 2007. Moore & Associates, CHTD, is a registered accounting firm with the Public Company Accounting Oversight Board.

ITEM 5.01 APPOINTMENT OF OFFICERS AND DIRECTORS

RICARDO MUNOZ - PRESIDENT, SECRETARY, DIRECTOR

On March 10, 2009, the Company announced the appointment of Ricardo Munoz as the President, Secretary and a Director to the Board of Directors of Southern Energy.

Mr. Ricardo Munoz is a resident of Chile and has been engaged in the business of mineral exploration for most of his professional life. He was trained as a mining technician in Canada, and has extensive experience working directly in the field on various exploration projects. From 1995 to 1999, Mr. Munoz worked as a general manager of Medinah Mining, Inc. From 2000 to 2003, Mr. Munoz worked for the South America Mining Corp. as an exploration manager. In 2003, Mr. Munoz worked for Andacollo Mining as an exploration manager. From 2004 to the present, Mr. Munoz has worked on the Lota Bay coal project as well as other projects in the Petorca Chile region.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SOUTHERN ENERGY COMPANY, INC.


Date: March 10, 2009                    /s/ Ricardo Munoz
                                        -------------------------------
                                        President and Director